SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                            -------------------------------

Date of Report:  January 11, 2001


                        GOLDEN WEST FINANCIAL CORPORATION
                        ---------------------------------
             (Exact Name of Registrant as specified in its Charter)

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         Delaware                    1-4529                  95-2080059
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(State or Other Jurisdiction    (Commission File          (I.R.S. Employer
 of Incorporation or                 Number)               Identification No.)
 Organization)


1901 Harrison Street, Oakland, California                             94612
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:              (510) 446-3420
                                                                 ---------------

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Item 5.  Other Events

         On December 31, 2000, Golden West Financial Corporation (the Company) merged two of its principal, wholly owned subsidiaries, World Savings and Loan Association and World Savings Bank, FSB. The name of the new consolidated entity is World Savings Bank, FSB.

         The merger is not expected to have a significant effect on the operations or financial results of the Company.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               GOLDEN WEST FINANCIAL CORPORATION

Dated:  January 11, 2001                          /s/ Russell W. Kettell
                                                  ------------------------------
                                                  Russell W. Kettell
                                                  President and
                                                  Chief Financial Officer


                                                  /s/ William C. Nunan
                                                  ------------------------------
                                                  William C. Nunan
                                                  Chief Accounting Officer